Exhibit 10.7

OPTIONS MEDIA GROUP HOLDINGS, INC.

SUBSCRIPTION AGREEMENT

Options Media Group Holdings, Inc.
123 NW 13th Street, Suite 300
Boca Raton, Florida 33432
Attention:  Scott Frohman, CEO

Dear Mr. Frohman:

1.           Offer to Purchase.

(a)           I, the undersigned investor (the “Investor”), intending to be legally bound, hereby subscribes for _______ shares of Convertible Series B Preferred Stock (the “Series B”) or _______ shares of common stock of Options Media Group Holdings, Inc., a Nevada corporation (the “Company”) on the terms set forth herein.  Each share of Series B is offered for sale at $350 and converts into 10,000 shares of common stock at an effective price of $0.035 per share of common stock or each share of common stock (the “Shares”) is offered at a purchase price of $0.035 per Share.  The Series B and the Shares shall be referred to herein collectively as the Securities.  There is a $50,000 minimum purchase requirement.  The principal terms of the offering are summarized on the Amended Term sheet dated January 7, 2009 (the “Term Sheet”) which the Investor acknowledges receipt of.

(b)           The Investor acknowledges that this subscription may be accepted or rejected in whole or in part by the Company in its sole discretion and that this subscription is and shall be irrevocable unless the Company rejects it.

2.           Subscription Payment.  As payment for this subscription, simultaneously with the execution hereof, we are converting our outstanding promissory note and delivering it to the Company with instructions to mark it paid once we receive payment of the accrued interest.

3.           Company Representations and Warranties.  The Company represents and warrants to and agrees with the Investor that:

(a)           Due Incorporation.  The Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business as presently conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.  For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole.  For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the Board of Directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.  The Company’s Subsidiaries are 1 Touch Marketing, LLC, Options Acquisition Sub, Inc. and Icon Term Life Inc.

(b)           Outstanding Stock.  All issued and outstanding shares of capital stock of the Company and Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable.

(c)           Authority; Enforceability.  This Agreement, the Term Sheet, and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and Subsidiaries (as applicable) and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d)           Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, the OTC Bulletin Board (the “Bulletin Board”) or the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.  The Transaction Documents and the Company’s performance of its obligations thereunder have been unanimously approved by the Company’s Board of Directors.

(e)           No Violation or Conflict.  Assuming the representations and warranties of the Investor in this Agreement are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

(i)           violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii)           result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except in favor of Investor as described herein.

(f)           The Securities.  The Securities upon issuance:

(i)           will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the Securities Act of 1933 (the “1933 Act”) and any applicable state securities laws;

(ii)           will be, duly and validly authorized, fully paid and non-assessable;

(iii)           will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company;

(iv)           will not subject the holders thereof to personal liability by reason of being such holders; and

(v)           assuming the representations warranties of the Investor as set forth in this Agreement hereof are true and correct, will not result in a violation of Section 5 under the 1933 Act.

(g)           Litigation.  There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under the Transaction Documents.  Except as disclosed in the reports and information provided pursuant to Section 4(e) (the “Reports”), there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(h)           No Market Manipulation.  The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Company’s common stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

(i)           Information Concerning Company.  The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein.  Since September 30, 2009 and, except as modified in the Reports, there has been no Material Adverse Event relating to the Company's business, financial condition or affairs. The Reports including the financial statements included therein do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances when made.

(j)           Defaults.  The Company is not in violation of its articles of incorporation or bylaws.  The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(k)           No Integrated Offering.   Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board.  No prior offering will impair the exemptions relied upon in this offering or the Company’s ability to timely comply with its obligations hereunder.  Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this offering or the Company’s ability to timely comply with its obligations hereunder.  The Company will not conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the Securities that would impair the exemptions relied upon in this offering or the Company’s ability to timely comply with its obligations hereunder.

(l)           No General Solicitation.  Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(m)           No Undisclosed Liabilities.  The Company has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company businesses since September 30, 2009 and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed in the Reports.

(n)           No Undisclosed Events or Circumstances.  Since September 30, 2009, except as disclosed in the Reports or in any press releases, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(o)           Capitalization.  The Company’s capitalization is set forth in the Term Sheet.

(p)           Dilution.   The Company's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company.  The Board of Directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company.  The Company specifically acknowledges that its obligation to issue shares of common stock upon conversion of the Series B, pursuant to a certificate of designation filed in accordance with the Term Sheet, is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

(q)           No Disagreements with Accountants and Lawyers.  There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise between the Company and the accountants and lawyers previously and presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to this Agreement.

(r)           Investment Company.   Neither the Company nor any Affiliate of the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(s)           Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(t)           Reporting Company/Shell Company.  The Company is a publicly-held company subject to reporting obligations pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act").  Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Securities and Exchange Commission during the preceding twelve months.  The Company is not a “shell company” as that term is employed in Rule 144 under the 1933 Act.

(u)           Listing.  The Company's common stock is quoted on the Bulletin Board under the symbol OPMG.  The Company has not received any oral or written notice that its common stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its common stock does not meet all requirements for the continuation of such quotation.  The Company satisfies all the requirements for the continued quotation of its common stock on the Bulletin Board.

(v)           DTC Status.   The Company’s transfer agent is a participant in, and the Company’s common stock is eligible for transfer pursuant to, the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is Island Stock Transfer, 100 2nd Avenue South, Ste 705S, St. Petersburg, Florida 33701, St. Petersburg, Florida 33701, (727) 289-0010, Fax: (727) 289-0069, Jillian O’Malley, email: Jillian@IslandStockTransfer.com.

(w)           Survival. The foregoing representations and warranties shall survive for one year following payment for the Securities.

4.              Representations and Warranties of the Investor.

The Investor hereby severally represents and warrants to the Company as follows:

(a)           The Investor has all requisite power and authority to enter into this Agreement and to purchase the Securities set forth herein or on the signature page.  This Agreement, when executed and delivered by the Investor, will constitute a valid and legally binding obligation of the Investor, enforceable against him, her or it in accordance with its terms.

(b)           The Investor is acquiring the Securities to be purchased by such Investor for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distribution or selling the same, and, except as contemplated by this Agreement, such Investor has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.  The Investor understands that the Securities may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely.

(c)           The Investor understands that the Securities are not registered under the Securities Act in reliance on an exemption from registration under the Securities Act pursuant to Section 4(2) thereof and Rule 506 thereunder and the Securities will bear a restrictive legend.

(d)           The Investor acknowledges that the purchase of the Securities, entails a high degree of risk, including the risk factors contained in filings by the Company with the Securities and Exchange Commission including its annual report on Form 10-K for the year ended December 31, 2008, in other publicly available information.

(e)           The Investor represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of this Agreement and the reasons for this offering of the Securities, the business prospects of the Company, the risks attendant to the Company’s business, and the risks relating to an investment in the Company. The Investor further acknowledges that pursuant to Section 517.061(11)(a)(3), Florida Statutes and Rule 3E-5090.05(a) thereunder, he has had an opportunity to obtain additional information (to the extent the Company possesses such information and could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Investor or to which such Investor had access. The Company will put such information in writing if requested by the Investor. The Investor acknowledges the receipt (without exhibits) of the Reports which include the Company’s annual report on Form 10-K with respect to the year ended December 31, 2008 and quarterly reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 (as well as any other reports) filed prior to the time the Investor submits his subscription.  The Reports will be made available to the Investor upon written request to the Company.  The Investor is relying solely upon these Reports, other public information distributed by the Company and other written information prepared by the Company.  The Investor also represents that he has read this Subscription Agreement.

(f)           The Investor represents that he is an “accredited investor” within the meaning of the applicable rules and regulations promulgated under the Securities Act,  is experienced in evaluating and investing in private placement transactions of securities in similar circumstances and acknowledges that he:

•           is able to fend for himself;

•           can bear the economic risk of such Investor’s investment;

•           has such knowledge and experience in financial and businessmatters that such Investor is capable of evaluating the merits andrisks of the investment in the Securities.

Further, the Investor:

•           has adequate means of providing for his financialneeds and contingencies,

•           is able to bear the substantial economic risks of an investment inthe Securities for an indefinite period of time,

•           has no need for liquidity in such investment,

•           has made commitments to investments that are not readily marketable which are reasonable in relation to the Investor’s net worth, and

•           can afford a complete loss of such investment.

(g)           The Investor acknowledges that he is purchasing the Securities for an indefinite period of time, has no need for liquidity in such investment, has made commitments to investments that are not readily marketable which are reasonable in relation to the undersigned’s net worth and can afford a complete loss of such investment.

(h)           The Investor has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the offering of the Securities to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto.

(i)             The Investor is not relying on the Company with respect to the tax and other economic considerations of an investment in the Securities, and the Investor has relied on the advice of, or has consulted with, only the Investor’s own advisors.

(j)           The Investor is not subscribing for the Securities as a result of or subsequent to any advertisement, articles, notice or other communication published in any newspaper, television or radio or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

(k)           The information contained in this Subscription Agreement is true and correct including any information which the Investor has furnished and will furnish to the Company with respect to such Investor’s financial position, business experience and residence, is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information prior to the Company’s acceptance of this Subscription Agreement and the depositing of the payments described above, the Investor will furnish such revised or corrected information to the Company.  The representations, warranties and agreements of the Investor contained herein shall survive the execution and delivery of this Agreement and the purchase of the Securities.

(l)           The Investor acknowledges that he has received notice of his possible right under applicable Florida law to rescind the purchase of the Securities within three business days following the payment of the purchase price as set forth in Section 9 hereof.

5.              Investor Representations and Warranties Concerning Suitability, Accredited Investor and Eligible Client Status.  I represent and warrant the following information:

(a)   The following information should be provided by the person making the investment decision whether on his own behalf or on behalf of an entity:

(1)	Name of Investor:	Age:

(2)	Name of person making investment decision

Age:
(Print)

(3)	Principal residence address and telephone number:

(4)	Secondary residence address and telephone number:

I have no present intention of becoming a resident of any other state or jurisdiction.

(5)	Name, address, telephone number and facsimile number of employer or business:

(i) Nature of business

(ii) Position and nature of responsibilities

(6)	Length of employment or in current position

(7)	Prior employment, positions or occupations during the past five years (and the inclusive dates of each) are as follows:

Nature of Employment, or Occupation	Position/ Duties	From/To

Attach additional pages to answer any questions in greater detail, if necessary.  Each prospective investor should answer the following questions which pertain to income, tax rate, net worth, liquid assets, and non-liquid assets by including spousal contribution even though the investment will be held in single name.

(8)	Business or professional education and the degree(s) received are as follows:

School	Degree	Year Received

(b)	Accredited Investor Representations. Initial all appropriate spaces on the following pages indicating the basis upon which the undersigned qualifies as an accredited investor (must initial one).

For Individual Investors Only:

(1)
I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have combined net worth, in excess of $1,000,000.  For purposes of this question, “net worth” means the excess of total assets at fair market value, including home, home furnishings and automobiles, over total liabilities.

(2a)
I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in each of the last two completed years and I reasonably expect to have an individual income in excess of $200,000 in the current year.

(2b)	Alternatively, my spouse and I have joint income in excess of $300,000 in each applicable year.

(3)	I am a director or executive officer of the Company.

Other Investors:

(1)    ____The undersigned certifies that it is one of the following:  any bank as defined in Section 3(a)(2) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(2)    ____The undersigned certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

(3)    ____The undersigned certifies that it is a organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(4)  _____The undersigned certifies that it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

(5)  _____The undersigned certifies that it is an entity in which all of the equity owners are accredited investors.

6.           Indemnification by Investor.  The Investor agrees to indemnify and hold the Company and its agents, representatives and employees harmless from and against all liability, damage, loss, cost and expense (including reasonable attorneys’ fees) which they may incur by reason of the failure of the Investor to fulfill any of the terms or conditions of this Agreement, or by reason of any inaccuracy or omission in the information furnished by the Investor herein or any breach of the representations and warranties made by the Investor herein or in any document provided by the Investor to the Company.

7.           Miscellaneous.

(a)           This Agreement has been duly and validly authorized, executed and delivered by the Investor and constitutes the valid, binding and enforceable agreement of the Investor.  If this Agreement is being completed on behalf of an entity it has been completed and executed by an authorized party.

(b)           This Agreement and any documents referred to herein constitute the entire agreement between the parties hereto with respect to the subject matter hereof and together supersede all prior discussions or agreements in respect hereof.

(c)           The Company shall be notified immediately of any change in any of the information contained above occurring prior to the Investor’s purchase of the Securities or at any time thereafter for so long as the undersigned is a holder of the Securities.

(d)           Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Florida, without regard to any jurisdiction’s conflicts of law provisions.

8.           Florida Blue Sky Legend.

 FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.  ALL SALES IN THIS OFFERING ARE SALES IN FLORIDA.  PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.  NOTICE SHOULD BE GIVEN TO THE COMPANY TO THE ATTENTION OF SCOTT FROHMAN AT THE ADDRESS SET FORTH ON THE COVER PAGE OF THIS SUBSCRIPTION AGREEMENT.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of _______, 2010.

(Signature of subscriber)

PRINT NAME:

ENTITY NAME (IF APPLICABLE):

TITLE OF SIGNER (IF APPLICABLE):

TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.:

RESIDENCE OR BUSINESS ADDRESS:

_________________________________________________
Street
_________________________________________________
City State Zip

MAILING ADDRESS (If different from business address):

_________________________________________________
Street
_________________________________________________
City State Zip

ACCEPTED AND AGREED TO:

OPTIONS MEDIA GROUP HOLDINGS, INC.

By: _____________________________________________
Scott Frohman Chief Executive Officer

Date: ______ ____, 2010

EXHIBIT A

INSTRUCTIONS

In connection with your subscription for the purchase of the Securities of Options Media Group Holdings, Inc., enclosed herewith is the following document and related instructions:

1.  SUBSCRIPTION AGREEMENT - Complete each blank as indicated and sign the applicable signature block.

Upon completion, please send the above document to:

Options Media Group Holdings, Inc.
123 NW 13th Street
Suite 300
Boca Raton, Florida 33432
Attention: Scott Frohman

2.  PAYMENT - Wire transfer the subscription price to the Company at:

Bank Name:	Regions Bank
595 Okeechobee Blvd. Suite 700
West Palm Beach, FL 33401

Attention:	Estrella Cullen
Telephone:	(561) 837-8246
Facsimile:	(561) 837-8272

Reference:	Options Media Group Holdings, Inc.

Account Number:	0079258360

ABA Routing #:	062005690